SUPPLEMENT DATED JUNE 1, 2015

TO THE PROSPECTUSES DATED MAY 1, 2015 FOR THE FOLLOWING CONTRACTS:

New York Life Premier Variable Annuity II

New York Life Premier Plus Variable Annuity II

New York Life Flexible Premium Variable Annuity III

New York Life Complete Access Variable Annuity II

(collectively, the “Prospectuses”)

This supplement revises and, to the extent inconsistent therewith, replaces information contained in the Prospectuses. You should read this information carefully and retain this supplement for future reference together with the Prospectuses. This supplement is not valid unless it is read in conjunction with the Prospectuses. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectuses.

This supplement lists, by jurisdiction, any variations to the statements made in the Prospectuses. Unless otherwise stated, the variations listed apply to all Prospectuses. The Prospectuses are revised as follows:

A.	Add the following sentence to the last paragraph in the section titled “The Policies.”

(See	“Appendix – State Variations” for details.)

B.	Add the following as “Appendix – State Variations”:

State	Features/Benefits	State Variation
California	See “The Policies – Your Right to Cancel (“Free Look”)”

If you are age 60 or older at the time the policy is issued, you may cancel the policy within 30 days from the date you received it and receive a refund as follows:

(a)    If you do not direct the premium payment(s) be invested in the Investment Divisions, we will return your (i) policy charge and (ii) premium payment(s), less any withdrawals.

(b)   If you direct the premium payment(s) be invested in the Investment Divisions, we will return your (i) policy charge and (ii) Account Value, on the day we receive your request, in a form acceptable to us, less any withdrawals.

	See “The Policies – Electronic Delivery”	You may select electronic delivery; however, the e-delivery credit is not available.
	(New York Life Premier Variable Annuity II and New York Life Premier Plus Variable Annuity II only) See “Riders – Investment Preservation Rider (optional)”	An ownership change or assignment of the policy does not terminate the Investment Preservation Rider.
	See “Riders – Annual Death Benefit Reset (ADBR) Rider (optional)”	An ownership change or assignment of the policy does not terminate the ADBR Rider.

New York Life Insurance and Annuity Corporation

(A Delaware Corporation)

51 Madison Avenue

New York, New York 10010